CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Sep. 30, 2016	Dec. 31, 2015
Preferred Stock, Par or Stated Value Per Share	$ 0.001	$ 0.001
Preferred Stock, Shares Authorized	10,000,000	10,000,000
Preferred Stock, Shares Issued	0	0
Preferred Stock, Shares Outstanding	0	0
Common Stock, Par or Stated Value Per Share	$ 0.001	$ 0.001
Common Stock, Shares Authorized	600,000,000	600,000,000
Common Stock, Shares, Issued	101,313,750	32,010,000
Common Stock, Shares, Outstanding	101,313,750	32,010,000